                                                                      Exhibit 24
                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Perot Systems Corporation (the "Company") in their respective capacities set forth below constitutes and appoints Terry Ashwill, Peter Altabef and Robert Morgan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued or transferred to employees of the Company pursuant to the Company's 1991 Stock Option Plan, Restricted Stock Plan, 1996 Advisor and Consultant Stock Option/Restricted Stock Incentive Plan, 1996 Non-Employee Director Stock Option/Restricted Stock Incentive Plan, and Advisor Stock Option/Restricted Stock Incentive Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of each undersigned individual in the capacity indicated below opposite the name of such individual to the Registration Statement on Form S-8 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to sign any and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

              Signature                                    Title                                Date
              ---------                                    -----                                ----
 /s/ Morton H. Meyerson               Chairman of the Board                                    April 25, 1997
 ------------------------------
 Morton H. Meyerson

 /s/ James A. Cannavino               President, Chief Executive Officer and Director          April 25, 1997
 -------------------------------
 James A. Cannavino

 /s/ Terry Ashwill                    Vice President and Chief Financial Officer               April 25, 1997
 -------------------------------
 Terry Ashwill

 /s/ John Vonesh                      Treasurer                                                April 25, 1997
 -------------------------------
 John Vonesh

 /s/ James Champy                     Vice President and Director                              April 25, 1997
 -------------------------------
 James Champy

 /s/ Steve Blasnik                    Director                                                 April 25, 1997
 -------------------------------
 Steve Blasnik

 /s/ Craig Fields                     Director                                                 April 25, 1997
 -------------------------------
 Craig Fields

 /s/ Raymond L. Golden                Director                                                 April 25, 1997
 -------------------------------
 Raymond L. Golden

 /s/ Carl Hahn                        Director                                                 April 25, 1997
 -------------------------------
 Carl Hahn

 /s/ Ross Perot, Jr.                  Director                                                 April 25, 1997
 -------------------------------
 Ross Perot, Jr.

 /s/ John L. Segall                   Director                                                 April 25, 1997
 -------------------------------
 John L. Segall